SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                         Date of Report: April 27, 2004
                         ------------------------------
                        (Date of earliest event reported)



                             INVVISION CAPITAL, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Nevada                      0-80429                    75-2823489
----------------------------    ---------------------        -------------------
(State or other jurisdiction    (Commission file no.)         (I.R.S. employer
     of incorporation)                                       identification no.)



                        2100 Valley View Lane, Suite 100
                               Dallas, Texas 75234
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (972) 919-4774
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 4.01  Changes in Registrant's Certifying Accountant

     Turner, Stone & Company, LLP was dismissed as Invvision Capital, Inc.'s (the "Company") certifying accountant on April 27, 2004. Effective April 28, 2004, the Company appointed the firm of Whitley Penn as the Company's certifying accountant. The change of certifying accountant has been approved by the Company's Board of Directors.

     Turner, Stone & Company, LLP's reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended
December 31, 2003 and 2002, were unqualified. There were no disagreements between the Company and Turner, Stone & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or reportable events during such periods or through the interim period ended April 27, 2004 (the date of the dismissal) or the interim period ended May 3, 2004 (the date of the filing of this report).

     Turner, Stone & Company, LLP has reviewed this report. In this regard, Turner, Stone & Company, LLP has provided the Company with the letter attached hereto as Exhibit 16.1.


Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired: Not applicable.

     (b)  Pro forma financial information: Not applicable.

     (c)  Exhibits:

          16.1 -- Letter from Turner, Stone & Company, LLP dated May 3, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INVVISION CAPITAL, INC.



Dated:  May 3, 2004                 By: /s/ Kevin L. Dahlberg
                                    --------------------------------------------
                                            KEVIN L. DAHLBERG
                                            Senior Vice  President - Finance and
                                            Secretary  (Principal  Financial and
                                            Accounting Officer)